Merck Annual Business Briefing December 14, 2004

Welcome & Logistics Michael L. Rabinowitz Executive Director, Investor Relations

Forward-Looking Statement This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward- looking statements may include statements regarding product development, product potential or financial performance. No forward- looking statement can be guaranteed, and actual results may differ materially from those projected. Merck undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Merck's business, particularly those mentioned in the cautionary statements in Item 1 of Merck's Form 10-K for the year ended Dec. 31, 2003, and in its periodic reports on Form 10-Q and Form 8-K which the company incorporates by reference.

No Duty to Update The information contained in the presentation set forth below was current as of December 14, 2004. While this presentation remains on the Company's website the Company assumes no duty to update the information to reflect subsequent developments. Consequently, the Company will not update the information contained in the presentation and investors should not rely upon the information as current or accurate after December 14, 2004.

Strategic Overview Raymond V. Gilmartin Chairman, President, & Chief Executive Officer

Merck Annual Business Briefing December 14, 2004

Research Overview Peter S. Kim, Ph.D. President, Merck Research Laboratories

Outline of Presentation Progress in the Pipeline Impact of Licensing Optimizing Early Development Update on Late Stage Development

R&D Pipeline Discussion Phase III Specific products with anticipated timing of FDA filing Phase I and II Specific compounds by tracking number The most advanced compound with a specific mechanism in a given therapeutic area Not included: Back-up compounds, regardless of their phase of development Additional indications in the same therapeutic area Additional claims for in-line products, line extensions, or formulations Pre-Clinical Areas Where we have compounds in which we have initiated GLP studies with distinct mechanisms beyond those of phase I - III products May involve multiple mechanisms and compounds but will not be broken out until phase I

Diabetes MK-431 (2Q04) '04 Submissions Obesity c-2624 Obesity c-5093 Diabetes c-3347 Phase I December 2003 Pipeline: Atherosclerosis, Cardiovascular, Diabetes & Obesity Atherosclerosis c-8834 Phase II Under Review Phase III Obesity c-2735 VYTORIN Back-ups not included. Licensed (Pipeline) Launched ZOCOR ZETIA COZAAR HYZAAR

Diabetes MK-431 Obesity c-2624 Obesity c-5093 Obesity c-2735 Diabetes c-3347 Obesity Nastech PYY3-36 December 2004 Pipeline: Atherosclerosis, Cardiovascular, Diabetes & Obesity Atherosclerosis c-8834 Atherosclerosis c-1602 Muraglitazar T-12/04 VYTORIN July 2004 '05 Submissions Phase I Phase II Under Review Phase III Launched ZOCOR ZETIA COZAAR HYZAAR Back-ups not included. Licensed (Pipeline) T=Target

Alzheimer's Dis. c-9136 Multiple Sclerosis c-6448 Alzheimer's Dis. c-7617 December 2003 Pipeline: Neurosciences & Ophthalmology Psychiatric Dis. c-9054 Alzheimer's Dis. c-9138 '04 Submissions Phase I Phase II Under Review Phase III TRUSOPT COSOPT Launched Back-ups not included.

December 2004 Pipeline: Neurosciences & Ophthalmology

Phase I	Phase II	Phase III	'05 Submissions	Under Review
X Alzheimer's Dis. c-9138	Alzheimer's Dis. c-9136	Insomnia GABOXADOL		
Alzheimer's Dis. c-7617	Multiple Sclerosis c-6448			
Glaucoma c-3859	Psychiatric Dis. c-9054			
Pain c-8928	Stroke ONO 2506			
Pain c-6740				
Pain c-1246				
Parkinson's Dis. c-6161				
Psychiatric Dis. DOV				

Launched
COSOPT
TRUSOPT

MERCK

Back-ups not included.

Licensed (Pipeline)

PONV c-9280 December 2003 Pipeline: Cancer EMEND '04 Submissions Phase I Phase II Under Review Phase III Launched Back-ups not included.

Cancer VX-680 Cancer (CTCL) SAHA PONV c-9280 December 2004 Pipeline: Cancer Cancer c-8585 '05 Submissions Phase I Phase II Under Review Phase III EMEND Launched Back-ups not included. CINV c-9280 X Licensed (Pipeline)

Respiratory Dis. c-3885 Arthritis c-4462 Arthritis c-5997 Respiratory Dis. c-3193 December 2003 Pipeline: Arthritis, Immunology & Respiratory ARCOXIA (EU) SINGULAIR VIOXX ARCOXIA (U.S.) '04 Submissions Phase I Phase II Under Review Phase III Launched Back-ups not included.

Arthritis c-5997 December 2004 Pipeline: Arthritis, Immunology & Respiratory Arthritis c-7198 Arthritis c-9787 Arthritis c-9101 Respiratory Dis. c-3885 Arthritis c-4462 Respiratory Dis. c-3193 ARCOXIA (U.S.) Approvable '05 Submissions Phase I Phase II Under Review Phase III ARCOXIA (EU) SINGULAIR VIOXX Launched X X Back-ups not included.

Urinary Incon. c-3048 December 2003 Pipeline: Endocrine Disorders FOSAMAX Plus Vit.D '04 Submissions Phase I Phase II Under Review Phase III PROSCAR FOSAMAX Launched Back-ups not included.

Osteoporosis c-3578 Urinary Incont. c-4699 Endocrine c-0239 Endocrine c-0302 December 2004 Pipeline: Endocrine Disorders Urinary Incon. c-3048 Endocrine c-7717 FOSAMAX Plus Vit. D '05 Submissions Phase I Phase II Under Review Phase III PROSCAR FOSAMAX Launched X Back-ups not included.

December 2003 Pipeline: Infectious Diseases & Vaccines

Phase I	Phase II	Phase III	'04 Submissions	Under Review
AIDS c-2507	Pediatric Vaccine	Cervical Cancer HPV Vaccine	Pediatric Vaccine PROQUAD	
HIV Vaccine		Infant Gastro. RotaTeq		
		Shingles Zoster Vaccine		

Launched		
CANCIDAS	COMVAX	RECOMBIVAX
CRIXIVAN	MMR-II	VAQTA
INVANZ	PedvaxHIB	VARIVAX
PRIMAXIN	PNEUMOVAX23	

MERCK

Back-ups not included.

December 2004 Pipeline: Infectious Diseases & Vaccines

Phase I	Phase II	Phase III	'05 Submissions	Under Review
X AIDS c-2507	HIV Vaccine		Cervical Cancer HPV Vaccine	Pediatric Vaccine PROQUAD
AIDS c-1605	Pediatric Vaccine		Infant Gastro. RotaTeq	
			Shingles Zoster Vaccine	

Launched		
CANCIDAS	COMVAX	RECOMBIVAX
CRIXIVAN	MMR-II	VAQTA
INVANZ	PedvaxHIB	VARIVAX
PRIMAXIN	PNEUMOVAX23	

MERCK

Back-ups not included.

Merck Pipeline – December 2003

Preclinical
- Antibacterial
- Anxiety
- Arthritis
- Atherosclerosis
- Cancer
- Diabetes
- Glaucoma
- Osteoporosis
- Pain
- Parkinson's Disease
- Vaccines

Phase I
- AIDS, c-2507
- Alzheimer's Disease, c-7617
- Alzheimer's Disease, c-9138
- Arthritis, c-4462
- Arthritis, c-5997
- Atherosclerosis, c-8834
- Diabetes, c-3347
- HIV Vaccine
- Multiple Sclerosis, c-6448
- Obesity, c-2624
- Obesity, c-5093
- Psychiatric Disease, c-9054
- Respiratory Disease, c-3193

Phase II
- Alzheimer's Disease, c-9136
- Obesity, c-2735
- Pediatric Vaccine
- PONV, c-9280
- Respiratory Disease, c-3885
- Urinary Incontinence, c-3048

Phase III
- Cervical Cancer, HPV Vaccine
- Diabetes, MK-431 (2Q04)
- Infant Gastroenteritis, RotaTeq
- Pediatric Vaccine, PROQUAD
- Shingles, Zoster Vaccine

2003 U.S. Submissions
- Arthritis/Pain ARCOXIA (U.S.) 4Q03
- Atherosclerosis VYTORIN (submitted 3Q03)

Back-ups not included.
Preclinical = GLP studies.

MERCK

Merck Pipeline – December 2004

Preclinical
- Antibacterials
- Alzheimer's Disease
- Arthritis
- Atherosclerosis
- Cancer
- Cardiovascular Disease
- Diabetes
- Glaucoma
- Immunology
- Insomnia
- Osteoporosis
- Pain
- Urology
- Respiratory Disease
- Vaccines

Phase I
- AIDS, c-1605
- Alzheimer's Disease, c-7617
- Arthritis, c-7198
- Arthritis, c-9101
- Arthritis, c-9787
- Cancer, c-8585
- Cancer, VX-680
- CINV, c-9280
- Endocrine, c-0239
- Endocrine, c-0302
- Endocrine, c-7717
- Glaucoma, c-3859
- Obesity, Nastech PYY3-36
- Osteoporosis, c-3578
- Pain, c-8928
- Pain, c-6740
- Pain, c-1246
- Parkinson's Disease, c-6161
- Psychiatric Disease, DOV
- Urinary Incontinence, c-4699

Phase II
- Alzheimer's Disease, c-9136
- Arthritis, c-4462
- Atherosclerosis, c-8834
- Atherosclerosis, c-1602
- Cancer (CTCL), SAHA
- Diabetes, c-3347
- HIV Vaccine
- Multiple Sclerosis, c-6448
- Obesity, c-2624
- Obesity, c-2735
- Obesity, c-5093
- Pediatric Vaccine
- Psychiatric Disease, c-9054
- Respiratory Disease, c-3193
- Respiratory Disease, c-3885
- Stroke, ONO 2506

Phase III
- Cervical Cancer, HPV Vaccine
- Diabetes, MK-431
- Infant Gastroenteritis, RotaTeq
- Insomnia, GABOXADOL
- Shingles, Zoster Vaccine

2004 U.S. Submissions
- Osteoporosis FOSAMAX Plus Vit. D
- Pediatric Vaccine PROQUAD
- Diabetes MURAGLITAZAR T-4Q04

Back-ups not included.
Preclinical = GLP studies.

Licensed (Pipeline)

T=Target

MERCK

Outline of Presentation Progress in the Pipeline Impact of Licensing Optimizing Early Development Update on Late Stage Development

Increasing Number of Compound Alliances PROBIODRUG SCHERING- PLOUGH TAISHO ARENA ACTELION AMRAD KINEXIS METHYLGENE NEUROGEN NICOX SUNESIS ACUMEN ALNYLAM ATON BMS DOV INTERCELL KYORIN LUNDBECK METABASIS ONO NASTECH PIERRE-FABRE SUNESIS TRANSTECH VERTEX 2004 2000 2001 2002 2003 2000 0 5 10 15 2001 2002 2003 2004

External Alliances: New Compounds in All Phases of Development Phase III Programs Muraglitazar (Bristol-Myers Squibb) Type 2 diabetes Gaboxadol (H. Lundbeck A/S) Insomnia Phase II Programs SAHA (Aton) Cancer ONO-2506 (ONO Pharmaceutical, Co. Ltd.) Stroke Phase I Programs PYY3-36 (Nastech Pharmaceutical Co., Inc.) Obesity DOV 21,947 (DOV Pharmaceutical, Inc.) Depression VX-680 (Vertex Pharmaceuticals, Inc.) Cancer

ONO-2506: Novel Mechanism for Acute Stroke ONO Pharmaceutical, Co. Ltd. Alliance ONO-2506: Novel Mechanism Potential to limit infarct size possibly through modulation of astrocyte activity Potential for a longer therapeutic window versus existing therapies tPA recommended within 3 hours of onset of stroke symptoms Only ~ 3-5% of those who suffer a stroke reach a hospital within 3 hours Potential for improved safety profile over existing therapies Mechanism of action independent of blood coagulation system Phase IIb Study enrolling Patients with clinical diagnosis of acute cortical ischemic stroke Randomized within 6 hours of the initial stroke symptoms > 1000 patients

Primate Stroke Model: ONO-2506 Administered 6 Hours Post Stroke ONO Pharmaceutical, Co. Ltd. Improvement of Neurological Status Day 14 Posture and Movement Paralysis Consciousness ONO-2506 (n=6) 0 2 4 6 8 10 12 2 Score Vehicle (n=6) Satoh S, et. al., Society for Neuroscience; 2004: 103:10

DOV-21,947: Triple Reuptake Inhibitor for Depression DOV Pharmaceutical, Inc. Alliance Limitations of current therapy Many patients do not achieve adequate therapeutic response DOV-21,947: Triple reuptake inhibitor Inhibits uptake of three neurotransmitters linked to depression Serotonin, norepinephrine, and dopamine Potential for improved clinical profile (e.g., greater efficacy)

VX-680: Aurora Kinase Inhibitor for Cancer Vertex Pharmaceuticals, Inc. Alliance Aurora kinases Overexpressed in many tumor types, including colon cancer, breast cancer and leukemia VX-680 is a potent aurora kinase inhibitor Tumor regression in preclinical models of human solid tumor cancers Prolonged survival and sustained remission in a preclinical model of leukemia Phase I program on target to begin December, 2004

PYY3-36: Natural Peptide for Obesity Nastech Pharmaceutical Company Alliance Peptide YY Naturally occurring hormone implicated as a physiologic inhibitor of food intake Produced by specialized endocrine cells in the intestine Decreased appetite and reduced caloric intake in humans PYY3-36: Nasal spray formulation of natural peptide Three Phase I trials completed by Nastech Generally well-tolerated

Outline of Presentation Progress in the Pipeline Impact of Licensing Optimizing Early Development Update on Late Stage Development

Increasing the Probability of Success and Accelerating Early Development Improving the Probability of Success Prioritizing development candidates through molecular profiling "Signatures" for efficacy and toxicity Faster Progression to Clinical Proof-of-Concept Development of biomarkers and pharmacological read-outs for experimental medicine studies Rapid clinical go / no-go decisions

Database Genome as a Sensor Pad CELL Perturbation Alternate Reporters Identify Effects of Compounds on Many Proteins Simultaneously Molecular Profiling Identifies Patterns ("Signatures") for Efficacy and Toxicity

Bone forming ability + _ Relative to vehicle controls Gene Efficacy Signature Associated with Bone Formation Selective Androgen Receptor Modulators: Molecular Profiling Used to Prioritize Compounds

Sebaceous Gland Hypertrophy Histomorphometric Readout (% increase in sebaceous gland area) Gene Expression Readout -20 0 20 40 60 80 100 120 -20 0 20 40 60 80 100 120 Gene Toxicity Signature Associated with Undesired Side Effect Selective Androgen Receptor Modulators: Molecular Profiling Used to Prioritize Compounds

Study I Study II Vehicle Control DHT High Dose Test Compound High Dose Vehicle Control DHT Low Dose DHT Mid Dose DHT High Dose Preclinical Validation of Virilization Biomarkers in Primate Skin

Application of Advanced Technologies to Expand and Accelerate Oncology Programs RNAi technology: Facilitates prioritization of combination regimens High-throughput RNAi experiments to develop rationale for combinations RNAi no drug CELL RNAi + drug X Molecular Profiling: "Signatures" to predict response Collecting samples for analysis in clinical trials Rapid, sensitive, functional imaging to monitor clinical response Linked with expression profiling

Outline of Presentation Progress in the Pipeline Impact of Licensing Optimizing Early Development Update on Late Stage Development

Update on Late Stage Development

Late Development Programs	2005 Anticipated Submissions	2004 Submissions	Regulatory Actions
MK-431 Type 2 diabetes **GABOXADOL** Insomnia **SAHA** Cancer	**HPV Vaccine** Cervical Cancer **Rotavirus Vaccine** Infant Gastroenteritis **Zoster Vaccine** Shingles	**PROQUAD** Pediatric Vaccine **FOSAMAX Plus Vit. D** Osteoporosis **MURAGLITAZAR*** Type 2 Diabetes	**VYTORIN** Approved 3Q04 **ARCOXIA** Approvable 4Q04
SINGULAIR Acute Asthma (I.V.) **SINGULAIR** RSV Bronchiolitis	**SINGULAIR** Pediatric Growth **SINGULAIR** Exercise-Induced Bronchoconstriction	**SINGULAIR** Perennial Allergic Rhinitis **EMEND** Moderately Emetogenic CINV	**PROSCAR: MTOPS** Approved 2Q04 **CANCIDAS Empirical Therapy** Approved 3Q04

MERCK

*anticipated

VYTORIN: Dual Inhibitor Approved 3Q04 Merck/Schering-Plough Pharmaceuticals Ongoing Clinical or Surrogate Outcomes Studies SHARP: Patients with chronic renal disease - Completion anticipated 2009 SEAS: Patients with aortic stenosis - Completion anticipated 2008 ENHANCE: Patients with heterozygous familial hypercholesterolemia - Completion anticipated 2006 New Outcomes Study Planned for 2005 IMPROVE IT: Patients with acute coronary syndrome

VYTORIN: SHARP Outcomes Study Merck/Schering-Plough Pharmaceuticals Study of Heart And Renal Protection ~9,000 patients with chronic renal disease Event driven (with 4 years minimum follow-up) VYTORIN 10/20 mg (n~4000) Placebo (n~4000) Simvastatin 20 mg (n~1000) for year 1 then re-randomized to VYTORIN or placebo Primary Composite Endpoint: Time to first major vascular event (vascular death, non-fatal MI, stroke, or revascularization)

VYTORIN: SEAS Outcomes Study Merck/Schering-Plough Pharmaceuticals Simvastatin and Ezetimibe in Aortic Stenosis ~1800 patients with asymptomatic aortic stenosis Event-driven (with treatment for at least 4 years) Placebo VYTORIN 10/40 mg Primary Composite Endpoint: Cardiovascular death, aortic valve replacement surgery, non- fatal MI, cardiac heart failure as a result of progression of aortic stenosis, hospitalized unstable angina, stroke, or revascularization

VYTORIN: ENHANCE IMT Surrogate Outcomes Study Merck/Schering-Plough Pharmaceuticals Ezetimibe and simvastatiN in Hypercholesterolemia enhANces atherosClerosis rEgression ~725 patients with heterozygous familial hypercholesterolemia Two year study Simvastatin 80 mg Simvastatin 80 mg + Ezetimibe 10 mg Primary Endpoint Change in ultrasound-determined carotid artery intima-media thickness

VYTORIN: IMPROVE IT Outcomes Trial Planned for 2005 Merck/Schering-Plough Pharmaceuticals Improved Reduction of Outcomes: Vytorin Efficacy International Trial ~10,000 high-risk patients with acute coronary syndrome Event-driven (with treatment for at least 2.5 years) VYTORIN 10/40 mg Simvastatin 40 mg Primary Composite Endpoint: death, myocardial infarction, rehospitalization for acute coronary syndrome or revascularization

ARCOXIA: FDA Approvable Letter Received October, 2004 "Approvable" Letter for ARCOXIA Additional safety and efficacy data required for approval Indications sought: osteoarthritis, rheumatoid arthritis, chronic low back pain, acute pain, dysmenorrhea (menstrual pain), acute gouty arthritis and ankylosing spondylitis FDA Coxib Advisory Meeting planned 1Q05 ARCOXIA has been launched in 48 countries worldwide in Europe, Latin America and the Asia-Pacific region European Medicines Agency announced plans for a safety review of the COX-2 inhibitors

ARCOXIA: CV Outcomes Studies Three Large Trials: EDGE, EDGE II, MEDAL Combined analysis of confirmed thrombotic events Anticipate large number of patients with >2 years therapy Includes aspirin users and patients with risk factors for cardiovascular events External Data Safety Monitoring Board Results anticipated 2006

ARCOXIA: Outcomes Trials EDGE Study Population: ~7100 patients with osteoarthritis Duration: 1 year Treatment: Arcoxia (90 mg daily) versus diclofenac (150 mg daily) EDGE II Study Population: ~4000 patients with rheumatoid arthritis Duration: Ends with MEDAL Treatment: Arcoxia (90 mg daily) versus diclofenac (150 mg daily) MEDAL Study Population: ~23,500 patients with osteoarthritis or rheumatoid arthritis Duration: Endpoint driven Treatment: Arcoxia (60 or 90 mg daily) versus diclofenac (150mg daily)

CANCIDAS is indicated for: Empirical therapy for presumed fungal infections in febrile, neutropenic patients FDA Approval September, 2004 CANCIDAS: Antifungal Empirical Therapy Indication

Favors Cancidas Favors AmBisome Difference in % -10 -5 0 5 10 15 25 60 No endpoint discontinuation Survival to 7-day post-therapy No breakthrough infection Resolution of Fever Favorable Overall Response Success in baseline infection Adapted from: N Engl J Med 2004;351:1391-402 CANCIDAS: Empirical Therapy Comparable Efficacy Profile to Liposomal Amphotericin B

Difference in % Adapted from: N Engl J Med 2004;351:1391-402 -20 Favors Cancidas Favors AmBisome -10 0 10 Discontinuation due to drug-related AE Drug related AE Infusion-related event Nephrotoxicity CANCIDAS: Empirical Therapy Improved Tolerability Profile vs. Liposomal Amphotericin B

Update on Late Stage Development

Late Development Programs	2005 Anticipated Submissions	2004 Submissions	Regulatory Actions
MK-431 Type 2 diabetes **GABOXADOL** Insomnia **SAHA** Cancer	**HPV Vaccine** Cervical Cancer **Rotavirus Vaccine** Infant Gastroenteritis **Zoster Vaccine** Shingles	**PROQUAD** Pediatric Vaccine **FOSAMAX Plus Vit. D** Osteoporosis **MURAGLITAZAR*** Type 2 Diabetes	**VYTORIN** Approved 3Q04 **ARCOXIA** Approvable 4Q04
SINGULAIR Acute Asthma (I.V.) **SINGULAIR** RSV Bronchiolitis	**SINGULAIR** Pediatric Growth **SINGULAIR** Exercise-Induced Bronchoconstriction	**SINGULAIR** Perennial Allergic Rhinitis **EMEND** Moderately Emetogenic CINV	**PROSCAR: MTOPS** Approved 2Q04 **CANCIDAS Empirical Therapy** Approved 3Q04

MERCK

*anticipated

ProQuad: Pediatric Combination Vaccine Accepted for FDA Review 4Q04 Measles, Mumps, Rubella, and Chickenpox Combination Vaccine: Will reduce number of childhood injections Will increase chickenpox vaccination coverage

FOSAMAX: 10 Year Clinical Trial Data With 10 years of therapy (Phase III Trial Extensions): Progressive increases in Spine BMD Maintained increases in Hip BMD Bone turnover returned to a stable premenopausal level Up to 10 years' use is associated with normal bone (FIT trial extension) Normal trabecular and cortical bone histology Normal bone mineralization Safety Profile Confirmed Safety Profile Confirmed Safety Profile Confirmed Safety Profile Confirmed Safety Profile Confirmed Safety Profile Confirmed Safety Profile Confirmed Safety Profile Confirmed Safety Profile Confirmed Safety Profile Confirmed Safety Profile Confirmed Safety Profile Confirmed Safety Profile Confirmed Safety Profile Confirmed Safety Profile Confirmed Safety Profile Confirmed Lumbar Spine BMD Proven Bone Quality: FLEX patient biopsy (10 year) Bone et al. NEJM 2004 Recker et al. JBMR 2004 0 0 2 4 6 8 10 12 14 12 24 36 48 60 72 84 96 108 120 Mean % Change Month

FACT: FOSAMAX Produced Significantly Greater Increases in BMD than ACTONEL at all Key Skeletal Sites (US Study) FOSAMAX 70 mg OW ACTONEL 35 mg OW Mean Percent Change from Baseline at 12 months 62% greater 42% greater 78% greater 83% greater 0 1 2 3 4 Hip Trochanter (1° endpoint) Lumbar Spine Total Hip Femoral Neck

FACT: FOSAMAX and ACTONEL Demonstrate Similar Upper Gastrointestinal Tolerability % Patients with AEs 22.5 20.1 20.3 20.1 2.5 3.0 1.7 2.4 All Upper Gastrointestinal Adverse Experiences Discontinued Due to Upper Gastrointestinal Adverse Experiences 0 5 10 15 20 25 30 U.S. International U.S International FOSAMAX 70 mg OW ACTONEL 35 mg OW

FOSAMAX Plus Vitamin D: Vitamin D Plays a Critical Role in Bone Health Sources of Vitamin D Formed in skin following UV light exposure Obtained from diet (e.g., fortified milk, some fish) Role of Vitamin D in maintaining normal bone mass and metabolism Increases intestinal calcium absorption Up to 30-50% when Vitamin D status is adequate 10-15% with Vitamin D deficiency Essential component of all osteoporosis treatment regimens Vitamin D Inadequacy is Widespread ~ 50% of Post-menopausal women treated with Rx osteoporosis drugs Combination product filed in 2004 Holick et al. JBMR 2004

PPAR? Liver ? Triglycerides ? HDL-C PPAR? Fat ? Glucose Clinical Response Receptors Target Tissue MURAGLITAZAR: Dual PPAR Agonist Bristol-Myers Squibb Alliance

* p<0.001 compared to placebo MURAGLITAZAR: Significant Glucose Lowering with Monotherapy Bristol-Myers Squibb Alliance A1C Levels (%) Phase II Study -006 Phase III Study -018 Pioglit azone 15 mg 5 mg Muraglitazar 1.5 mg 7.0 7.5 8.0 8.5 9.0 10.0 10.5 ADA Target 5 mg Muraglitazar 2.5 mg Muraglitazar 5 mg open label 7.74 * 7.58 * 7.05 * 6.97 * 6.66 * 6.5 Baseline 7.98 Bristol-Myers Squibb R&D Review Nov 17, 2004

MURAGLITAZAR: Glycemic Control for Up to Two Years Bristol-Myers Squibb Alliance Mean A1C Levels (%) 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Week Baseline 12 24 36 48 60 72 84 96 108 Muraglitazar 5 mg ADA Target Source: Phase II, -006 Study N=108 N=70 Bristol-Myers Squibb R&D Review Nov 17, 2004

MURAGLITAZAR: Significant Glucose Lowering with Combination Therapy Bristol-Myers Squibb Alliance Patient inadequately controlled on metformin (-022) Patient inadequately controlled on glyburide monotherapy (-021) * p< 0.0001 vs. placebo A1c Levels (%) Muraglitazar (+ glyburide) 7.0 7.5 8.0 8.5 9.0 ADA Target 5 mg 2.5 mg 6.95 * 6.96 * 6.5 Muraglitazar (+ metformin) 5 mg 2.5 mg 7.08 * 6.84 * Bristol-Myers Squibb R&D Review Nov 17, 2004 Baseline

MURAGLITAZAR 5mg: Impact on Lipid Levels Bristol-Myers Squibb Alliance Monotherapy -018 Glyburide Combination -021 Metformin Combination -022 Triglycerides -27% -26% -29% HDL-Cholesterol +16% +14% +14% Bristol-Myers Squibb R&D Review Nov 17, 2004

SINGULAIR: New Indications & Programs Addressing Important Medical Needs Pediatric Growth Exercise-Induced Bronchospasm Perennial Allergic Rhinitis Acute Asthma (IV) Respiratory Syncytial Viral Bronchiolitis Year 0 1 2 2004 2005 2006 2008 New Submissions Planned

SINGULAIR: Regulatory Submission Anticipated 1H05 Pediatric Growth Studies Pediatric Knemometry Study Assessment of lower leg length growth rates 3 week treatment period Singulair, inhaled budesonide or placebo Pediatric Linear Growth Study Assessment of linear growth 56 week treatment period Singulair, inhaled beclomethasome or placebo

SINGULAIR: Regulatory Submission Anticipated 1H05 Acute Prevention of Exercise-Induced Bronchospasm Exercise Induced Bronchospasm Study Patients > 15 years old with mild-to-moderate asthma and exercise-induced bronchospasm Assessment of post-exercise fall in FEV1 after exercise Singulair or placebo

SINGULAIR: Pilot Acute Asthma Study Am. J. Respir. Crit. Care Med. 2003; 167: 528-533 0 10 20 40 60 120 0 4.25 2.5 4 7.5 10 0 14 16.5 20 26 28 0 12 13.5 20 23.5 27 % Change in FEV1 Time Post Treatment (min) Placebo 7 mg I.V. Singulair 14mg I.V. Singulair Significant Increase in FEV1 Following Intravenous Administration

EMEND: New Indication Submitted 2004 Prevention of nausea and vomiting following moderately emetogenic chemotherapy (MEC) Study population: Breast cancer patients receiving non-cisplatin MEC regimen Standard regimen (ondansetron + dexamethasone) Standard regimen + EMEND

Difference = 8.3% p=0.015 EMEND: Prevention of Nausea and Vomiting following Moderately Emetogenic Chemotherapy % Patients with Complete Response % Patients with No Vomiting Difference = 17.0% p<0.001 Standard Therapy Complete Response (no emesis, no rescue therapy) No Emesis Standard Therapy + EMEND 0-120 Hours Post Chemotherapy 0 20 40 60 80 100 0 20 40 60 80 100

Human Papillomavirus Vaccine Submission Anticipated 2005 Phase III quadrivalent vaccine program (types 6, 11, 16 & 18) HPV 16 and 18 associated with ~70% of cervical cancer cases HPV 6 and 11 associated with ~90% of genital warts cases 3-dose regimen Enrollment in pivotal efficacy trials complete (n = 17,800) HPV 16 Proof-of-Concept Study demonstrated 100% efficacy versus HPV 16 related CIN 2/3 Results of quadrivalent vaccine study demonstrate efficacy of all components Confident that competing IP claims will not delay our HPV program Technology licensed from CSL Ltd.

HPV 16 Vaccine Cases 7 0 0 0 0 Vaccine Efficacy 94% 100% 100% 100% 100% Endpoint Persistent HPV-16 Infection + CIN HPV-16 related CIN 1 HPV-16 related CIN 2/3 - HPV-16 related CIN 2 - HPV-16 related CIN 3 Incidence of Viral Infection and Cervical Intraepithelial Neoplasia (CINs) (Median 40 months after Completion of Vaccine Regimen) 111 12 12 7 6 Placebo Cases Mao C, et. al., ICAAC Nov 2004 Human Papillomavirus Vaccine: HPV 16 Proof-of-Concept Efficacy Study

Zoster Vaccine: High-Potency Varicella-Zoster Virus Vaccine Submission Anticipated 2005 Herpes zoster (shingles) results from reactivation of varicella-zoster virus, which is the cause of chickenpox Large Trial (n>38,000 adults) in collaboration with the National Institutes of Health and the Department of Veteran Affairs (VA) 1^ endpoints Burden of illness score Incidence of postherpetic neuralgia (PHN) 2^ endpoints Incidence of herpes zoster Duration of clinically significant herpes zoster pain Preliminary results provided by the VA in early December, 2004 Submission to FDA planned for 2005

RotaTeq®: Submission Targeted for 2005
Polyvalent Human-Bovine Reassortant Rotavirus Vaccine

Liquid oral vaccine directed against the 5 serotypes (G1, G2, G3, G4, P1) responsible for > 80% of rotavirus disease worldwide

- 3-dose regimen administered at 1- to 2-month intervals

RotaTeq® Clinical Program Complete

- Currently available Phase II/III Efficacy Study Results
  - 100% against severe disease
  - 72.5% against any severity of disease
- Rotavirus Efficacy and Safety Trial (REST)
  - Study remains blinded
  - REST Data Safety Monitoring Board (DSMB) Nov, 2004
    - Enrollment complete (>70,000 infants enrolled in 11 countries)

MERCK

Technology licensed from The Children's Hospital of Philadelphia

Q1 Q2 2H05 2005 Key Vaccine Submissions Rotavirus Vaccine Zoster Vaccine HPV Vaccine Impact of Increasing Efficiencies: Accelerating Late Development Rotavirus Vaccine Zoster Vaccine Pursuing Acceleration of HPV Submission

Update on Late Stage Development

Late Development Programs	2005 Anticipated Submissions	2004 Submissions	Regulatory Actions
MK-431 Type 2 diabetes **GABOXADOL** Insomnia **SAHA** Cancer	**HPV Vaccine** Cervical Cancer **Rotavirus Vaccine** Infant Gastroenteritis **Zoster Vaccine** Shingles	**PROQUAD** Pediatric Vaccine **FOSAMAX Plus Vit. D** Osteoporosis **MURAGLITAZAR*** Type 2 Diabetes	**VYTORIN** Approved 3Q04 **ARCOXIA** Approvable 4Q04
SINGULAIR Acute Asthma (I.V.) **SINGULAIR** RSV Bronchiolitis	**SINGULAIR** Pediatric Growth **SINGULAIR** Exercise-Induced Bronchoconstriction	**SINGULAIR** Perennial Allergic Rhinitis **EMEND** Moderately Emetogenic CINV	**PROSCAR: MTOPS** Approved 2Q04 **CANCIDAS** **Empirical Therapy** Approved 3Q04

MERCK

*anticipated

Potential Benefits of DPP-IV Inhibition Enhanced glucose-dependent insulin secretion Minimal risk of hypoglycemia No weight gain; potential for weight loss Potential for disease modification: may prevent b-cell loss and/or stimulate b-cell function t1/2 < 1 min Inactive GLP-1 Active GLP-1 DPP-IV MK-431 Dipeptidyl Peptidase IV (DPP-IV) Inhibition: New Approach to Treatment of Type 2 Diabetes

MK-431: DPP-IV Inhibitor for Type 2 Diabetes NDA Submission Anticipated 2006 MK-431 is expected to be efficacious in Type 2 diabetes Highly potent and selective for DPP-IV Sustained inhibition of DPP-IV supports once-daily dosing Increased insulin secretion and lowered glucagon concentrations Substantial reduction in A1C levels observed Generally safe and well-tolerated Phase III program progressing as planned

Gaboxadol: New Mechanism for Insomnia H. Lundbeck A/S Alliance Gaboxadol is a selective extrasynaptic GABA agonist Unique mechanism of action Extrasynaptic GABA-A ?4?3? receptor subtype Distinct from benzodiazepine receptor ligands Desired Clinical Profile Induce sleep that is qualitatively close to normal sleep cycles Minimal risk of abuse Devoid of rebound and withdrawal effects

Gaboxadol: Selective Extrasynaptic GABA Agonist
H. Lundbeck A/S Alliance

Distribution of α4β3δ Receptors in the Brain


Dentate gyrus
$\alpha_4\delta$ ↑↑
Cortex
Thalamic Nuclei
Dorsal
Geniculate
Ventral
Striatum
Medial
Amygdala
Orexin / hypothalamic nuclei

MERCK

Gaboxadol: New Mechanism for Insomnia NDA Submission Anticipated Late 2006-Early 2007 H. Lundbeck A/S Alliance Results of Early Clinical Studies: Increased total sleep time Decreased number of awakenings Decreased time to sleep onset Improved sleep quality Polysomnography indicates increased slow-wave sleep Gaboxadol was generally safe and well-tolerated Joint Lundbeck/Merck Phase III development program is underway

SAHA: Histone Deacetylase Inhibitor for Cancer Aton Acquisition 1Q04 SAHA (suberoylanilide hydroxamic acid): histone deacetylase inhibitor Phase II compound for the treatment of cutaneous T-cell lymphoma Pivotal trial currently enrolling Submission targeted for 2006 Evaluation in hematological cancers and solid tumors underway Diffuse large B-cell lymphoma Acute myelogenous leukemia Mesothelioma Non-small cell lung cancer Breast, lung and colon cancer Mono- and combination therapies being evaluated

Baseline Week 8 Week 24 SAHA: Phase II Study in Patients with Advanced Cutaneous T-Cell Lymphoma (CTCL) Partial Response (Stage IVB) with transformed tumors & 6 prior therapies

Merck Research Laboratories: 2004 Summary Increasing the probability of success and accelerating early and late development Significant progression of compounds through the pipeline Increased number of new mechanism compounds entering the pipeline Positive impact of external licensing on every stage of the pipeline ARCOXIA approval delayed, but all other new product candidates are on track or ahead of schedule

Merck Vaccine Update Adel A. F. Mahmoud, M.D., Ph.D. President, Merck Vaccine Division

Agenda Vaccines at Merck Merck's Pipeline Vaccines Pediatric Vaccines ProQuad(r) RotaTeq(tm) Adolescent/Adult Vaccines Zoster/PHN (Postherpetic Neuralgia) Human Papillomavirus Summary

Marketed Merck Vaccines Cohort Policy Pneumococcal Infection Hepatitis B Measles, Mumps, & Rubella Hepatitis B Haemophilus Influenza b Varicella (chickenpox) Hepatitis A Hepatitis B plus Haemophilus Influenza b Hepatitis B Hepatitis A

Marketed Merck Vaccines

Policy \ Cohort	Pediatric	Adolescent / Young Adult	Mature Adult
Universal	Measles, Mumps, & Rubella Hepatitis B Haemophilus Influenza b Varicella (chickenpox) Hepatitis A Hepatitis B plus Haemophilus Influenza b *ProQuad®* *Measles, Mumps, Rubella & Varicella* *RotaTeq™* *Pentavalent Rotavirus*	*Quadrivalent Human Papillomavirus*	Pneumococcal Infection *Zoster/PHN Postherpetic Neuralgia*
At-Risk		Hepatitis B	Hepatitis B Hepatitis A

MERCK

Note: Black text denotes in-line products, blue circle denotes investigational products

ProQuad(r) Product/Market Profile ProQuad(r) is a combination vaccine against measles, mumps, rubella, and varicella Expected to be the first combination vaccine for these viruses in the US Expected to add convenience and increase varicella vaccination rate Reduces # of shots for infants and increases flexibility in infant immunization schedule Target population is the birth cohort (4MM US, 4MM EU) Filed on August 31, 2004

Rotavirus Disease Facts Globally, it is estimated that all children are infected with rotavirus by age 5 The severity of rotavirus ranges from asymptomatic infection to death due to dehydrating gastroenteritis Worldwide, responsible for ~500,000 deaths annually In the U.S., responsible for: ~500,000 office visits ~50,000 hospitalizations An estimated $1 billion in annual direct and indirect costs Serotypes G1, G2, G3, G4, and P1 represent 75-80% of all circulating rotavirus strains causing disease worldwide

RotaTeq(tm) Product/Market Profile RotaTeq(tm) is an oral, ready-to-use, liquid rotavirus vaccine containing 5 serotypes Expected to be first to market in the US and EU; only pentavalent vaccine Administered as 3 doses at 2, 4, & 6 months Easily fits into the recommended immunization schedule Target population is the birth cohort (4 MM US, 4 MM EU) Rotavirus Safety and Efficacy Trial (REST) is one of the largest (70K children) in vaccine history Enrollment complete Expected 2Q05 filing

Vaccine Market Opportunity '00 '01 '02 '03 2004 Pediatric 5.0563 Adolescent / Adult 3.22 Specialized 0.872 '00 '01 '02 '03 2004 Pediatric 5.0563 Adolescent / Adult 3.22 Specialized 0.872 2004 Pediatric 5.1 Adolescent / Adult 3.2 Sales (Bn) $8 Source: IMS Health, Global Forecast of the Vaccine Market Consulting Project, September 2003; IMS DDD and MIDAS Audits, June 2003

Vaccine Market Opportunity '00 '01 '02 '03 2004 Pediatric 5.0563 Adolescent / Adult 3.22 Specialized 0.872 2004 2009 Pediatric 5.1 7.78 Adolescent / Adult 3.2 10.21 $8 $18 26% 9% Sales (Bn) Source: IMS Health, Global Forecast of the Vaccine Market Consulting Project, September 2003; IMS DDD and MIDAS Audits, June 2003

Zoster/PHN (Postherpetic Neuralgia) Disease Facts Herpes zoster, commonly known as shingles, is the reactivation of the chicken pox virus (varicella zoster) in adults Approximately 90% of adults in the US acquired the virus in childhood Annually, an estimated 800,000 people in US are diagnosed with herpes zoster; antivirals must be started early to be fully effective Incidence increases markedly starting from the 5th decade of life Herpes zoster is followed by severe prolonged pain (postherpetic neuralgia: PHN) in up to 50% of cases

Zoster/PHN Vaccine Product/Market Profile Single dose live varicella zoster virus A higher potency than childhood vaccine Vaccine expected to prevent shingles and reduce pain associated with shingles and PHN Expected to be the first entrant in the US, EU and other markets Vaccine fits into the new adult vaccination schedule including flu and pneumococcal disease Target population includes people age 50 to 85 (79MM US, 130MM EU) Expected 2Q05 filing

HPV (Human Papillomavirus) Disease Facts HPV is the predominant causative agent of cervical cancer HPV is transmitted by intimate skin to skin contact and/or intercourse Worldwide, an estimated 510,000 cases of cervical cancer are diagnosed annually with 288,000 deaths Approximately 20MM Americans are infected with HPV In the US, an estimated 6.2MM new HPV infections annually, 12,200 cases of cervical cancer and 4,100 deaths (2003) US annual direct healthcare costs are approximately $3.4bn Genital warts have a high rate of transmission; it is estimated that in the US 500,000 to one million cases occur annually

HPV Infection: Cumulative Incidence in Young Females Adapted from Winer RL et al. Genital human papillomavirus infection: incidence and risk factors in a cohort of female university students. Am J Epidemiol. 2003;157:218-226, by permission of Oxford University Press. Oxford University Press. Oxford University Press. Oxford University Press. 0% 20% 40% 60% 80% 100% Cumulative Incidence of HPV Infection n = 296

GardasilTM (Human Papillomavirus) Product/Market Profile Quadrivalent HPV vaccine (types 6, 11, 16, & 18); the only vaccine covering both cervical cancer and genital warts Expected to be first to market in the US and EU Types 16 & 18 cause approximately 70% of cervical cancers and types 6 & 11 cause approximately 90% of genital warts Expected to be filed for prevention of HPV and prevention of related cervical cancer, CIN1/2/3 and genital warts Expected 2H05 filing; target population includes females age 9 to 24 (32MM US, 37MM EU) On-going studies for Females age 25 to 45 (44MM US, 60MM EU) Prevention of infection in males

Market research indicates that 74% of female college students would accept a vaccine > 80% of females (18-30) believed HPV vaccine was good for themselves and their daughters Only 10% of parents indicated they would not vaccinate their daughters or would wait until they were 18 years old Parents and Students Acceptance of an HPV Vaccine Boehner CW, et al. Viral Sexually Transmitted Disease Acceptability Among College Students. Sexually Transmitted Diseases 2003, Kahn JA, et al. Attitudes about human papillomavirus vaccine in young women. International Journal of STD & AIDS 2003; 14:300 - 306, Parent Quantitative Market Research Project: November 2003

Expanded Physician Audiences for Pipeline Vaccines GardasilTM is expected to be prescribed by Primary Care Physicians (60-80K), OB/GYNs (20-30K) and Pediatricians (20-30K) Zoster/PHN vaccine is expected to be prescribed by Primary Care Physicians (60-80K) Represents new market development for adolescent and adult population as well as professional societies and NGOs

Summary Merck vaccines have made significant medical contributions Merck is expanding its achievements in preventive medicine with four breakthrough investigational vaccines Pipeline Pediatric Vaccines ProQuad(r) - Convenience and increasing varicella vaccination RotaTeq(tm) - Protection against gastroenteritis and dehydration in infants Pipeline Adolescent/Adult Vaccines - Expanding vaccine market to new populations Zoster/PHN (Postherpetic Neuralgia) - Protection against shingles and severe pain from PHN Gardasil(tm) - Protection against cervical cancer and genital warts

Marketing Overview Bradley T. Sheares, Ph.D. President, U.S. Human Health

Agenda Launch success of VYTORIN Driving growth of in-line products New indications, studies, formulations Market opportunity for late stage products Diabetes: muraglitazar, MK-431 Insomnia: gaboxadol Oncology: SAHA Sales force deployment Market-driven redesign of marketing, selling and managed care approach

- 2 4 6 8 10 12 14 16 18 Jan-00 Mar-00 May-00 Jul-00 Sep-00 Nov-00 Jan-01 Mar-01 May-01 Jul-01 Sep-01 Nov-01 Jan-02 Mar-02 May-02 Jul-02 Sep-02 Nov-02 Jan-03 Mar-03 May-03 Jul-03 Sep-03 Nov-03 Jan-04 Mar-04 May-04 Jul-04 Sep-04 Monthly TRx Volume (millions) 2000 +18.1% 2001 +14.3% 2002 +10.6% 2003 +10.5% 2004 YTD* +14.1% *Year-to-date through October, 2004 Source: IMS US Cholesterol Market Continues to Show Strong Growth VYTORIN Launch Crestor Launch ZETIA Launch Baychol Withdrawal

Successful Launch of VYTORIN* and Continued Strong Growth of ZETIA* in US MSPJV VYTORIN 0 25 50 75 100 1/2/04 1/16/04 1/30/04 2/13/04 2/27/04 3/12/04 3/26/04 4/9/04 4/23/04 5/7/04 5/21/04 6/4/04 6/18/04 7/2/04 7/16/04 7/30/04 8/13/04 8/27/04 9/10/04 9/24/04 10/8/04 10/22/04 11/5/04 11/19/04 Weekly NRx Volume (000) ZETIA VYTORIN MSP JV (ZETIA & VYTORIN) Source: IMS NRx Share: 6.4% 2.6% 9.0% ZETIA * In partnership with Schering Plough

European Monthly Sales Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec EZETROL (ZETIA) 3764 4164 7108 6820 6861 8087 8486 7713 9137 10479 INEGY (VYTORIN) 781 1367 1464 2134 2145 2600 3271 Total Franchise 3764 4164 7108 7601 8228 9551 10620 9858 11737 13750 Sales in (000) U.S.$ Similar Success in Europe

Switch 60% First Line 40% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Sep-04, n=57,000 Market Adopting VYTORIN for First Line Use Source of Business for VYTORIN

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Market Adopting VYTORIN for First Line Use Switches driven more by efficacy than convenience Efficacy Convenience Source of Business for VYTORIN Source of Switch Business Switch 60% First Line 40% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Sep 04, n=32,000 Combo Tx Zetia Mono Other Mono Crestor Pravachol Lipitor Zocor Sep-04, n=57,000

Percentage of total US HMO/PBM lives by formulary position* ZETIA VYTORIN *Plan-reported formulary status as of December 2, 2004 VYTORIN is Achieving Rapid, Broad and Unrestricted Access ZETIA has maintained access 2nd Tier 3rd Tier PA/Restricted 4th Qtr East 0.74 0.16 0.1 2nd Tier 3rd Tier PA/Restricted 4th Qtr East 0.77 0.1 0.13

VYTORIN and ZETIA: New Launches and Data Expected to Drive Future Growth Additional European launches in 2005 New study vs. Lipitor Superior LDL lowering Superior Goal attainment Similar reduction in CRP levels New outcome studies will demonstrate additional benefits of VYTORIN ENHANCE: Atherosclerotic regression (2006) SEAS: CV events in aortic stenosis (2008) SHARP: CV events in patients with kidney disease (2009) IMPROVE-IT: CV events in acute coronary syndrome

ZOCOR Remains a Significant Contributor The only statin proven to reduce the risk of major coronary events in patients with CHD or diabetes, regardless of cholesterol level Managed care position reinforced by HPS, contracting, and generic simvastatin opportunity Most contracts renewed through 2006 95% percent of patients have on-formulary access to ZOCOR Customers aware of potential savings with generic simvastatin US Patent expires June 2006

SINGULAIR Continues Strong Growth in US Respiratory Market Zyrtec SINGULAIR Allegra Advair Flonase Clarinex Source: IMS 22% Growth in 2004 TRx Market Share 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% Jan-02 Apr-02 Jul-02 Oct-02 Jan-03 Apr-03 Jul-03 Oct-03 Jan-04 Apr-04 Jul-04 Oct-04 Seasonal AR Indication

SINGULAIR: New Indications Expected to Drive Future Growth Prevention of Exercise Induced Bronchospasm (EIB) More than 40% of asthmatics affected Expand use in mild patients RSV Bronchiolitis Unmet pediatric need - 50% of infants 125,000 hospitalizations Few effective treatment options Acute Asthma- IV Formulation 2 million emergency department visits Need for product with rapid onset Perennial Allergic Rhinitis Broaden efficacy benefits 5 million patients Anticipated Indication Opportunity Anticipated Submission 1H05 2007- 8 2H06 2H04

FOSAMAX Remains Worldwide Osteoporosis Market Leader 2000 2001 2002 2003 2004 FOSAMAX 1.1 1.4 2 2.6 3 ACTONEL 0 0.1 0.4 0.7 1.1 EVISTA 0.4 0.6 0.7 0.9 0.9 MIACALCIN 0.4 0.4 0.4 0.4 0.4 ELCITONIN 0.2 0.2 0.2 0.2 0.2 FORTEO 0 0.2 Source: IMS Sales ($ Billions)

FACT Studies: FOSAMAX OW vs. Actonel OW Significantly greater increases in Bone Mineral Density at all sites studied at 12 months Significantly greater reductions in Bone Turnover as early as 3 months Similar tolerability including upper GI adverse events FOSAMAX Plus Vitamin D (Filed 2004) More than 50% of patients have inadequate Vitamin D Although supplements are routinely recommended, compliance is poor FOSAMAX Plus Vitamin D is a single once weekly tablet containing alendronate and vitamin D3 (cholecalciferol) Helps ensure adequate weekly dose of Vitamin D Improves calcium absorption to build bone Builds on market-leading efficacy profile of FOSAMAX Unequaled fracture prevention at the hip and spine A new approach for new and existing patients FOSAMAX: New Data and Formulation Expected to Drive Future Growth

COZAAR / HYZAAR: #1 Position in Europe and #2 in the US in the AIIA Class 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 COZAAR/HYZAAR 168620 183809 183974 202715 199784 210559 208189 225175 213790 230396 Valsartan/Comp 137096 149683 147778 159936 165608 178986 178589 200160 196732 214774 Irbesartan/Comp 133736 147454 149253 165279 171170 183258 180732 200908 197606 214693 Candesartan/Comp 122663 133341 133642 145116 148268 159177 157654 178668 167367 181871 Telmisartan/Comp 39214 43124 43494 48992 52291 56898 57572 65650 66654 73300 Eprosartan/Comp 9499 10523 10441 11333 12116 13142 13569 15301 15058 16497 Olmesartan/Comp 1856 3557 4977 5950 8748 7842 11079 US Europe Constant $ (MM) 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 COZAAR/HYZAAR 222476 232698 234878 241611 258579 268632 267730 279598 292526 300099 Valsartan/Comp 203348 220846 239793 266508 291411 308717 327901 345540 377688 401259 Irbesartan/Comp 100070 105761 110963 114122 124454 132801 137228 144433 155592 164528 Candesartan/Comp 51067 54086 56762 57412 65395 64556 64475 65592 66845 69448 Telmisartan/Comp 17205 18849 20900 22938 25628 28096 29771 31581 34082 36802 Eprosartan/Comp 1919 1733 2110 3616 4549 4699 4794 5035 5404 5665 Olmesartan/Comp 2989 4958 10365 15584 21483 31506 42381 58038 69918 Constant $ (MM) COZAAR/HYZAAR Valsartan/Comp Irbesartan/Comp Candesartan/Comp Telmisartan/Comp Eprosartan/Comp Olmesartan/Comp

COZAAR / HYZAAR: Well Positioned for Future Growth AIIA class fastest growing class within the HTN market TRxs growing at 19% annually in the US New indications and formulations strengthen position HYZAAR LIFE stroke risk-reduction indication approved in markets ex-US; additional approvals expected in 2005 HYZAAR 100/12.5 mg sNDA submission December 2004 to better address titration flexibility needs

CANCIDAS: New Indications Continue to Drive Growth 1st in class IV antifungal with a novel mechanism of action and broad spectrum of activity Active against Aspergillus and Candida New indication for Empirical Therapy Enhances favorable product profile of efficacy and safety Expands use of CANCIDAS to new patient populations Becoming a leading IV antifungal in key markets #1 in purchases in the US with 42% share #2 in purchases in Europe with 25% share

CANCIDAS is Leading I.V. Antifungal in US Source: IMS VFEND ABELCET AMBISOME DIFLUCAN CANCIDAS $ Millions Esophageal Candidiasis Candidemia Allocation Program 64% Growth in 2004* * YOY October 2004 GENERIC FLUCONAZOLE Empirical

Positive Early Impact of Empirical Data Launch Source: IMS CANCIDAS Empirical Therapy Indication Weekly US CANCIDAS Sales 11/19/04 (000)

Market Opportunity for Late Stage Products Diabetes: muraglitazar MK-431 Insomnia: gaboxadol Oncology: SAHA

Type 2 Diabetes is a Worldwide Epidemic In the US, the prevalence is projected to grow from 18 mm to 30 mm by 2015 US Market $5.7 billion in 2003, 10% growth vs. 2002 New therapies are needed Progressive disease Majority of patients are not at glycemic goal Use of multiple therapies 80% of patients have co-morbidities 80% die of CV complications

Significant Unmet Needs Exist In Treating Diabetes Improved glucose efficacy (alone or in combination) Durability of control Effects on underlying disease Slow progression, stabilize or reverse disease Improved safety and tolerability Efficacy on glucose and comorbid conditions (hypertension, obesity, dyslipidemia)

Muraglitazar: Potential for Substantial Glycemic Efficacy with Improvements in Lipids Merck and Bristol-Myers Squibb are jointly developing and commercializing muraglitazar for the treatment of type 2 diabetes Muraglitazar expected to be the first entrant in a new class Dual-acting, PPAR alpha/gamma agonists (glitazars) Target profile for muraglitazar: Durable glycemic efficacy comparable to, or better than, thiazolidinediones (TZDs) Direct and substantial improvements in the HDL and triglyceride abnormalities commonly seen in patients with type 2 diabetes Favorable safety profile Anticipate NDA filing in December 2004

MK-431: Potential to Lower Glucose and Reverse Disease Process in Diabetics Merck is in Phase III development with MK-431 MK-431 represents a novel class of antihyperglycemic agents DPP-IV (dipeptidyl peptidase IV) inhibitors The novel mechanism of action has the potential to provide significant benefits Effective glucose lowering alone and in combination Improved safety and tolerability profile No weight gain; potential for weight loss No edema Minimal risk of hypoglycemia Stimulation of ^-cell growth has the potential to stabilize or reverse disease process Anticipate NDA filing in 2006

Over 60 Million Americans Suffer From Insomnia Sources: Decision Resources, National Sleep Foundation, IMS Major risk factor for suicide in patients with depression 10% of the adult population experience chronic insomnia 30% of the adult population experience transient insomnia 15% of older adults use a sleep aid nightly Total US Rx Sales: $2.2 billion in 2003, +23% vs. 2002 85% of Americans are undiagnosed or untreated 72% 13% 15% Undiagnosed 43mm Diagnosed and Treated 9mm Diagnosed and Untreated 8mm

Gaboxadol Has the Potential to Improve Sleep Quality with Low Risk of Abuse Merck in partnership with H. Lundbeck A/S in US and Japan to develop and market gaboxadol Gaboxadol expected to be the first entrant in a new class Selective Extrasynaptic GABA Agonist The unique mechanism of action has the potential to provide significant benefits: Sleep-inducing and sleep-maintaining properties without developing tolerance Minimal risk of abuse and dependence Improved sleep quality No next-day residual sedation US filing is anticipated late 2006 to early 2007

One in three women and one in two men in the US will develop cancer over their lifetime Second leading cause of death worldwide Oncology market $32 billion in 2003, 23% growth vs 2002 Cost of cancer in US estimated at $172 billion in 2002 25 million living cancer patients diagnosed in last five years Most oncology products launch with a late stage indication for a specific tumor type and expand over time into earlier disease stages and across multiple indications Oncology is a Large and Growing Therapeutic Area

SAHA (Suberoylanilide Hydroxamic Acid): Expected to Meet Important Unmet Needs in Oncology Market SAHA has broad anti-tumor activity in both solid and hematologic malignancies Expected first indication: cutaneous T- cell lymphoma (CTCL) A type of non-Hodgkin's lymphoma Estimated worldwide prevalence of 40,000 SAHA expected to address unmet needs including effective treatment for late stage disease, longer duration of response, less toxicity Also under development for other hematologic and solid malignancies including diffuse large B-cell lymphoma (DLBCL) Aggressive form of non-Hodgkin's lymphoma Estimated worldwide prevalence of 150,000 SAHA expected to meet same unmet needs as CTCL

Sales Force Deployment

Sales Force Capacity Required Beginning in 2H05 to Support Vaccine Launches Product Audience Target Filing GARDASIL Primary Care OB/GYN Pediatricians 2H05 Zoster/PHN Primary Care 2Q05 ROTATEQ Pediatricians 2Q05 Deployment Timing Based On: Approval date Market development Training Sales force capacity for coxibs will be redeployed beginning in 2H05 to support the expected launches of the new vaccines

FACT study Launch FOSAMAX Plus Vitamin D FOSAMAX Launch new efficacy data MAXALT Capitalize on spring allergy season Launch Perennial Allergic Rhinitis claim SINGULAIR Support launch and additional clinical data VYTORIN Opportunity Product Interim Period - Coxib Capacity is Being Redeployed to Capitalize on Opportunities for In-line Products

Market-Driven Redesign of Marketing, Selling and Managed Care Approach

Physicians Face Increasing Complexity and Time Pressure Challenging environment driven by: Proliferation of new products and technologies 3rd party influences on prescribing decisions Increasingly informed and engaged patients Reimbursement complexity Challenges in office/practice management Physician needs from pharmaceutical companies: Clear, concise, information relevant to their practice and managed care environment Easily accessible educational support to stay up-to-date on advances in medicine Efficient use of their limited time

Marketing and Selling Model Redesigned to Deliver Greater Value to Physicians Increasing expertise, focus, and efficiency Fewer products promoted per representative allowing for increased knowledge of disease and treatment options Fewer physicians per representative allowing greater focus Fewer representatives calling on the same customer with the same product better utilizing physician time Resources customized to physician practice and managed care environment Disease information, patient education and formulary information Increasing use of the "e-channel" provides convenient access to: Relevant internet-based speaker programs Professional representatives and medical information specialists Merck resources: product and disease information, patient education, speaker slides, samples, downloadable guidelines/risk assessment tools

Managed Care Model Redesigned to Deliver Greater Value to Health Plans and Physicians Collaborating with plans to enhance appropriate utilization and improve overall care Reinforcing guidelines and formulary status with physicians Providing patient education through physicians and plan Helping plans monitor adherence to therapy and deliver targeted interventions Implementing fully integrated programs Example: Merck - Blue Cross Asthma Program Plan identifies physicians with high risk patients and provides patient profiles and treatment guidelines Merck representatives provide these physicians with risk assessment tools, treatment guidelines and patient materials Leverage ongoing initiatives with plans and physicians to support success with Medicare Drug Benefit in 2006

Summary VYTORIN launch building on ZETIA success New indications, studies and formulations expected to drive growth of in-line products Late stage pipeline products address unmet needs Diabetes: muraglitazar, MK-431 Insomnia: gaboxadol Oncology: SAHA Redeployment of coxib sales force capacity to capitalize on new opportunities for in-line products and vaccine launches Market-driven redesign of marketing, selling and managed care approach to bring greater value to customers

Merck Annual Business Briefing December 14, 2004

Permanently Reducing Company-wide Cost Structure Richard T. Clark President, Merck Manufacturing Division

Reduce Infrastructure Costs Worldwide Efficiency of Capital Investment Reduce In-Line Inventory Levels Merck Research Manufacturing Corporate Permanently Reducing Company-wide Cost Structure Shareholder Value Sales & Marketing

Each division continues to examine every aspect of the business to identify opportunities: Streamlining business processes Minimizing number of organizational layers Eliminating redundancies and overlap across organizations Outsourcing non-core activities Leveraging Global Procurement Leveraging Shared Services Initiatives Reducing Infrastructure Costs Worldwide

Headcount Reductions Status Update Increased employee separations throughout the organization without impacting key productivity initiatives and business objectives 5,100 position eliminations to be completed by year end 2004, exceeding original target of 4,400 positions announced in October 2003 4,700 positions eliminated under earlier program 400 additional contractor reductions identified in manufacturing Headcount reductions in manufacturing constitute 47% of total separations completed Approximately $300 million in annual payroll and benefits savings in 2005

Inventory Profile Streamlining the supply chain reduces inventory On target to realize at least $300 million benefit from inventory management through 2006 Gross in-line human health inventory was reduced by over $150 million in 2004 and there are plans in place to further reduce inventory by an additional $100 million in 2005 Drivers of reduction Enhanced supply chain synchronization Established franchise manufacturing teams to focus on improving speed, cost and overall performance of the supply chains

Cumulative Savings ($ MM) % of Capital Budget $0 $100 $200 $300 $400 $500 $600 2004 2005 2006 2007 2008 Dec. 2003 Current Plan 0% 2% 4% 6% 8% 10% 12% 2004 2005 2006 2007 2008 Dec. 2003 Current Plan Capital Effectiveness Savings

Built on Merck's current strengths, speed, predictability, functional excellence and safety Project differentiation Use of internal and external benchmarks, including non-pharma companies, to set competitive targets Performance metrics changed to establish acceptable variability of deliverables and outcomes Procurement optimization Capital Effectiveness Success

Capital Spending ($millions) $0 $500 $1,000 $1,500 $2,000 $2,500 2001 2002 2003 2004 Est

Merck Procurement Transformation Forging strong relationship with key strategic suppliers Leveraging Merck's worldwide purchasing power Aggressive supplier management Expect total savings of $1.2 billion through 2008 - expense and capital

Shared Services Supporting Operational Excellence Standardize similar processes across all functions at Merck Leverage economies of scale Improve customer service and focus Potential annual savings impact ~$100 million by 2009, including expense and capital

Product cost savings will continue to offset inflation Product cost savings are driven by Continued generation of productivity through Operational Excellence Focus on manufacturing and packaging process improvements Savings derived from renewed Procurement processes Expect Product Cost Savings to Continue to Offset Inflation

Mfg Volume Mfg Headcount Merck Worldwide Manufacturing Labor Productivity 0.9 1.0 1.1 1.2 1.3 1.4 1.5 1.6 1999 2000 2001 2002 2003 2004 est Index 1.56 0.97

Manufacturing Strategy: Efficient supply chains based on flexible manufacturing processes Manufacturing Division's response to the voluntary market withdrawal of VIOXX and delay in ARCOXIA US approval demonstrated value of streamlined approach: Re-balanced supply chains to optimize plant utilization ~ $300 million in deferred/reduced capital spending Avoidance of planned headcount increases in 2005 of ~300 employees

Acceleration of Company-wide Initiatives Elimination of 5,100 positions, leading to ~ $300 million in savings in 2005 Inventory reductions of at least $300 million by 2006 Capital Initiatives on track for over $600 million in savings by 2008 Procurement to generate $1.2 billion in savings through 2008 Shared Services to deliver significant future savings Product cost savings to continue to offset inflation Acceleration of Company-wide Initiatives - Expected Impact

VIOXX Litigation Kenneth C. Frazier Senior Vice President & General Counsel

Driving Business Performance Judy C. Lewent Executive Vice President, Chief Financial Officer and President, Human Health - Asia

Driving Business Performance Strong financial foundation enables Merck: To support significant shareholder returns - and - To invest in the business to drive growth

Merck's Key Franchises Support a Growing Revenue Base Key in-line franchises, excluding ZOCOR, are expected to grow in 2005: ZOCOR: $4.1 to $4.4 billion FOSAMAX: $3.3 to $3.6 billion COZAAR/HYZAAR: $2.9 to $3.2 billion SINGULAIR: $2.9 to $3.2 billion Other promoted products' sales expected to drive growth and range from $5.7 to $6.2 billion Expected growth in ZETIA and VYTORIN revenues drives $1.3 to $1.5 billion in forecasted Equity Income

Merck's Business Generates Significant Cash Flow Expected 2005 Free Operating Cash Flow (after capital expenditures) of approximately $5 billion Programs to reduce cost structure contribute to our strong cash flow Capital expenditure and inventory reductions contribute $175 million in cash flow savings in 2005 New focus on global procurement contributes $225 million in cash flow savings in 2005 Through 2008, these initiatives expected to generate in excess of $2 billion in cash flow Actions underway increase ability to use operating cash flow to enhance shareholder returns

Merck's Historically Strong Cash Flow Results in Balance Sheet Strength Approximately $14 billion in cash and investments, well in excess of $6.6 billion in debt Net debt to capital ratio continues below 0%, demonstrating balance sheet flexibility Commitment to conservative financial management to ensure ability to invest in the business

Merck Is Committed to Enhancing Shareholder Value Full year dividend of $3.3 billion paid in 2004 will continue and can be funded by operating cash flow $8.8 billion remaining under current share repurchase authorization will also be funded by operating cash flows over multi-year period Strong cash flow and balance sheet profile enables Merck to enhance shareholder value through: Continuing to invest in research and licensing Supporting our in-line portfolio and maximizing new product launches

Financial Strength Provides Platform to Capitalize on External Growth Opportunities Real time monitoring of the range of targeted acquisitions complements efforts in licensing Significant growth in licensing from 10 deals in 1999 to an expected 50 transactions this year Transactions evaluated on ability to enhance both Merck's in-line product portfolio as well as early and late stage development pipeline In-line and late stage external development opportunities can enhance near term growth Early stage external research opportunities complement internal discovery efforts

Transactions Have Resulted in 9 Clinical Compounds - Showing Success of Our External Development Strategy 1999 2000 2001 2002 2003 2004 Est. number of deals 10 22 23 38 47 50 # of Completed Transactions

Significant Licensing Transactions in Targeted Therapeutic Areas Focus on strategic areas and on compounds in development Neuroscience Lundbeck, Phase III sleep disorders (gaboxadol) Ono, Phase II stroke DOV, Phase I depression (triple re-uptake inhibitor) Diabetes / Obesity Bristol-Myers Squibb, Phase III diabetes (muraglitazar) Nastech, Phase I obesity Oncology Vertex, Phase I small molecule approach Acquisition of Aton, Phase II cancer (SAHA)

Commitment to Partnering Continues Potential partners value a relationship with Merck Two significant deals completed since September Ono - Phase II compound for acute stroke Rigel - Novel R&D collaboration for cancer Merck continues to evaluate over 40 opportunities - with potential for 10-12 transactions over the near term Creative deal structures, transaction speed and ability to optimize integration of new businesses are a competitive advantage for Merck

Focus on Driving Shareholder Value Financial strength reinforced by strong future cash flow generation potential Conservative financial management - with continued negative net debt - provides capacity to invest in business growth Commitment to maintaining annual dividend in excess of $3 billion and continuing share repurchases from operating cash flow Continued aggressive commitment to seeking external growth opportunities

Closing Remarks Raymond V. Gilmartin Chairman, President, & Chief Executive Officer

Merck Annual Business Briefing December 14, 2004